UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.   )

Filed by the registrant [X]

Filed by a Party other than the registrant [  ]

Check the appropriate box:

[ ]	Preliminary proxy statement
[ ]	Definitive proxy statement
[X]	Definitive additional materials
[ ]	Soliciting material under Rule 14a-12
[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a 6(e)(2))

(Name of Registrants as Specified in Its Charter)

Lord Abbett Credit Opportunities Fund

Lord Abbett Special Situations Income Fund

Lord Abbett Floating Rate High Income Fund

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[  ] Fee paid previously with preliminary materials

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

LORD ABBETT CREDIT OPPORTUNITIES FUND
LORD ABBETT SPECIAL SITUATIONS INCOME FUND
LORD ABBETT FLOATING RATE HIGH INCOME FUND

PO Box 43131
Providence, RI 02940-3131

YOUR VOTE MATTERS

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING
at the following Website:
www.meetnow.global/MV7WWPA
on June 28 at 9:00 a.m. Eastern Time.
To participate in the Virtual Meeting,
enter the 14-digit control number
from the shaded box on this card.

Please detach at perforation before mailing.

PROXY	LORD ABBETT CREDIT OPPORTUNITIES FUND, LORD ABBETT SPECIAL SITUATIONS INCOME FUND, AND LORD ABBETT FLOATING RATE HIGH INCOME FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF LORD ABBETT CREDIT OPPORTUNITIES FUND, LORD ABBETT SPECIAL SITUATIONS INCOME FUND, AND LORD ABBETT FLOATING RATE HIGH INCOME FUND.

The undersigned hereby appoints Douglas B. Sieg and Randolph A. Stuzin, and any of them, as proxies for the undersigned, with full power of substitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Funds, held of record by the undersigned on May 10, 2024 at the Joint Special Meeting of Shareholders (the “Meeting”) to be held virtually on June 28, 2024 at 9:00 a.m., Eastern time, at the following Website: www.meetnow.global/MV7WWPA, and at any adjournments or postponements thereof. To participate in the virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby revokes any and all proxies with respect to the shares being voted at the Meeting heretofore given by the undersigned. Please sign and date the reverse side.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any continuations, adjournments, postponements or reschedulings thereof. If no direction is made, this proxy will be voted “FOR” the Proposal and in the discretion of the proxies upon such other business as may properly come before the Meeting. Please refer to the Joint Proxy Statement for a discussion of the Proposal. Please refer to the Joint Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

LOR_33871_052224
PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

YOUR VOTE MATTERS

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of
Lord Abbett Credit Opportunities Fund,
Lord Abbett Special Situations Income Fund, and
Lord Abbett Floating Rate High Income Fund
to Be Held on June 28, 2024 at 9:00 a.m. Eastern Time

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lor-33871

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

FUNDS

Lord Abbett Credit Opportunities Fund

Lord Abbett Special Situations Income Fund

Lord Abbett Floating Rate High Income Fund

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposals THE BOARD OF TRUSTEES OF THE LORD ABBETT FUNDS LISTED ABOVE UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

1.	Election of your Fund’s Board of Trustees to take effect as of the later of (i) July 5, 2024 and (ii) the date the nominees of the Fund are elected.
					FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. John Shaffer	02. Lisa Shalett	03. Lorraine Hendrickson	04. Steven Rocco

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided. __________________________________________________

The transaction of any other business that may properly come before the meeting.

Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

 Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	LOR 33871	xxxxxxxx

Lord Abbett Funds WO# 33871: TOUCH-TONE TELEPHONE VOTING SCRIPT

** PROXY CARD **	IVR Revised 04/04/2024

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line.”

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:

“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING JOB SPECIFIC SPEECH:

Okay, you’ll be voting your proxy for shares in the Lord Abbett Funds. The Board Recommends a vote “FOR” the proposal.

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…”

THEN, MATCHING THE SHAREHOLDER PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:

“Proposal 1:	To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2. Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:

“Okay, voting for all nominees”

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:

“Okay, voting withhold on all nominees”

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:

“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR.”

THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.”

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:

“OK, withholding your vote from nominee number N” [Where N is the nominee number entered]”

THEN THE SHAREHOLDER HEARS:

“To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).”

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:

“Okay, finished withholding from nominees”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTE, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTE COLLECTED FOR THE PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”

LORD ABBETT®

Investments | Insights | Resources | About Us

Interval Funds

Class I | All Asset Classes

The performance quoted represents past performance, which is no indication of future results. Current performance may be higher or lower than the performance data quoted. Returns shown at net asset value have all distributions reinvested. If a sales charge had been deducted, the results would have been lower. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than the original cost. Therefore, there can be no assurance of future results.

Performance | Yield | Tickers & Fund Numbers | Documents & Commentary | Sales Charges & Breakpoints

Click to view the Lord Abbett Interval Funds Directors Proxy.

w Sales Charge | w/o Sales Charge

	Daily Prices & YTD Returns (as of 06/04/2024)			Average Annual Returns (as of 05/31/2024) Month / Quarter					Expense Ratio[1]		Factsheets & Commentary	
Fund Name	w/o sales charge	Change	YTD	1-YR	3-YR	5-YR	10-YR	Since Inception	Gross	Net	FS	QC
FIXED INCOME												
Credit Opportunities Fund (I) | LCRDX				2.99%	3.57%	7.27%	-	7.27%	1.68%	1.68%		
Floating Rate High Income Fund (I) | LFHIX				.76%	-	-	-	13.17%	5.23%	0.25%	-	-
Special Situations Income Fund (I) | LISSX				.35%	-	-	-	6.18%	1.64%	0.25%	-	

Interval Funds
July 24 is the quarterly deadline to redeem Credit Opportunities Fund.
Click to view the Lord Abbett Interval Funds Directors Proxy.